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                                                                   EXHIBIT 99.10

                  CONSENT TO BE NAMED AS NOMINEE FOR DIRECTOR




                                                                 April 12, 2001


Westar Industries, Inc.
818 South Kansas Avenue
Topeka Kansas  66612



Ladies and Gentlemen:

        I hereby consent to be named as nominee for director of Westar Industries, Inc. in the Registration Statement on Form S-1 (File No. 333-47424).



Very truly yours,

/s/ R. A. Edwards
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R. A. Edwards